                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 10, 1998



                   CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                        0-18525                     52-1616016
------------------             ----------------            ------------------
(STATE OR OTHER                (COMMISSION FILE            (IRS EMPLOYER
JURISDICTION OF                NUMBER)                     IDENTIFICATION NO.)
INCORPORATION)



     533 SOUTH FREMONT AVENUE - LOS ANGELES, CALIFORNIA              90071
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
                                                          --------------



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS.

     On February 10, 1998, CB Commercial Real Estate Services Group, Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 1997. The press release is filed as an exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following is furnished as an exhibit to this report:

     99 Press release dated February 10, 1998 issued by CB Commercial Real Estate Services Group, Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CB COMMERCIAL REAL ESTATE SERVICES
                              GROUP, INC.



Date:  February 10, 1998        By:      /s/ Ronald J. Platisha
                                   ------------------------------------------
                                        Ronald J. Platisha
                                        Executive Vice President

                                      -3-